Exhibit 99.1

Blackboxstocks, Inc. Secures Financing of up to $2,000,000 in Anticipation of Potential Merger

Blackbox is actively pursuing other strategic merger options to enhance stockholder value

Debentures are convertible into common stock at 175% of the prior days’ closing price with a $5.00 floor.

January 22, 2025 – Blackboxstocks Inc. (NASDAQ: BLBX), (“Blackbox” or the “Company”), a financial technology and social media hybrid platform offering real-time proprietary analytics for stock and options traders, announced today that on January 17, 2025 the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) pursuant to which the Purchasers agreed to purchase from the Company senior debentures having an aggregate principal amount of $250,000 (the “Initial Debentures”) and amended and restated senior secured convertible debentures having an aggregate principal amount of $2,000,000 (the “Additional Debentures”, and together with the Initial Debentures, the “Debentures”) upon certain closing conditions applicable to the Initial Debentures and Additional Debentures, respectively.

The Initial Closing of $250,000 was consummated on January 17, 2025. The Initial Debentures bear interest at a rate of 7.00% per annum and will mature on the earlier to occur of the date on which a definitive agreement relating to any “Merger Transaction” (as defined in the Purchase Agreement) or March 15, 2025.

At the Additional Closing, the Initial Debentures will be exchanged for the Additional Debentures as senior indebtedness secured by a first priority security interest on substantially all of the assets of the Company. The aggregate principal amount of the Additional Debentures will be $2,000,000 which will be funded by the Purchasers with (i) $250,000 in principal amount credited from the exchange of Initial Debentures, (ii) $500,000 upon execution and delivery of a Merger Agreement, (iii) $750,000 upon the filing with the Securities and Exchange Commission of a registration statement on Form S-4 in connection with the Merger Transaction, and (iv) $500,000 upon the registration statement being declared effective. The Additional Debentures will bear interest at a rate of 7.00% per annum and will mature on the earlier of the closing of the Merger Transaction (as defined in the Purchase Agreement) or 12 months following the issuance of the Additional Debentures (the “Additional Debenture Maturity Date”).

On the Maturity Date, the Company will repay the aggregate accrued interest and principal amount of the Additional Debentures, and the Additional Debentures may not be prepaid without the written consent of the holders thereof. In the event the Additional Debentures are repaid in cash, the holders shall receive a premium equal to 115% of the outstanding principal and accrued interest balance due on such date. In the event the Additional Debentures are not repaid on the Maturity Date, subject to certain limitations and absence of an event of default, the holders may convert the aggregate principal amount and accrued interest of the Additional Debentures into Company common stock at the conversion price, which will be 175% of the closing price of the Company’s common stock on the trading day immediately prior to the execution of the Additional Debentures with a minimum price of $5.00 per share of common stock. Notwithstanding the foregoing, the Additional Debentures will not be convertible into Company common stock if, after such conversion, the holders would beneficially own more than 9.9% of the Company common stock outstanding. The holders may elect to reduce such 9.9% beneficial ownership limitation to 4.9%, effective immediately upon such election.

Gust Kepler, Chief Executive Officer of Blackbox, commented “We are excited to have completed this transaction as we work towards securing a merger transaction that will create significant stockholder value.  This financing will help provide the interim capital we need for our operations as well as anticipated transaction expenses in the near future.”

About Blackboxstocks, Inc.

Blackboxstocks, Inc. is a financial technology and social media hybrid platform offering real-time proprietary analytics and news for stock and options traders of all levels. Our web-based software employs "predictive technology" enhanced by artificial intelligence to find volatility and unusual market activity that may result in the rapid change in the price of a stock or option. Blackbox continuously scans the NASDAQ, New York Stock Exchange, CBOE, and all other options markets, analyzing over 10,000 stocks and up to 1,500,000 options contracts multiple times per second. We provide our users with a fully interactive social media platform that is integrated into our dashboard, enabling our users to exchange information and ideas quickly and efficiently through a common network. We recently introduced a live audio/screenshare feature that allows our members to broadcast on their own channels to share trade strategies and market insight within the Blackbox community. Blackbox is a SaaS company with a growing base of users that spans over 40 countries; current subscription fees are $99.97 per month or $959.00 annually.

For more information, go to: https://blackboxstocks.com/

Safe Harbor Clause and Forward-Looking Statements

This press release includes forward-looking statements. All statements other than statements of historical facts contained in this press release, including statements regarding our future results of operations and financial position, business strategy and plans, and our objectives for future operations, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “expose,” “intend,” “may,” “might,” “opportunity,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions that convey uncertainty of future events or outcomes are intended to identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements contained in this press release are based on our current expectations and beliefs concerning future developments and their potential effects on us. Future developments affecting us may not be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) and other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors” in our filings with the Securities and Exchange Commission (the “SEC”), including our reports on Forms 10-K, 10-Q, 8-K and other filings that we make with the SEC from time to time. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. These risks and others described under “Risk Factors” in our SEC filings may not be exhaustive.

By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. We caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and developments in the industry in which we operate may differ materially from those made in or suggested by the forward-looking statements contained in this press release. In addition, even if our results or operations, financial condition and liquidity, and developments in the industry in which we operate are consistent with the forward-looking statements contained in this press release, those results or developments may not be indicative of results or developments in subsequent periods.

Disclosure Information

Blackboxstocks uses and intends to continue to use its Investors website at https://blackboxstocks.com/company-overview as a means of disclosing material nonpublic information and for complying with its disclosure obligations under Regulation FD. Accordingly, investors should monitor the Company’s Investors website, in addition to following the Company’s press releases, SEC filings, public conference calls, presentations and webcasts.

Contacts

Investors@blackboxstocks.com

PCG Advisory

Jeff Ramson

(646) 863-6893

jramson@pcgadvisory.com